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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): June 30, 1999
                                                          -------------



                              TOWNE SERVICES, INC.
                              --------------------
                           (Exact Name of Registrant
                          as Specified in its Charter)




 Georgia                         000-24695                            62-1618121
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(State or Other                 (Commission                     (I.R.S. Employer
Jurisdiction of                 File Number)                 Identification No.)
Incorporation)




3950 Johns Creek Court, Suite 100, Suwanee, Georgia                        30024
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       (Address of Principal Executive Offices)                       (Zip Code)




       Registrant's telephone number, including area code: (678) 475-5200
                                                           --------------




                                      N/A
                         ------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective June 30, 1999, pursuant to the terms of an Agreement and Plan of Merger dated as of March 25, 1999 (the "Agreement"), TSI Acquisition One, Inc., a wholly-owned subsidiary of Towne Services, Inc. ("Towne"), merged with and into Forseon Corporation, a California-based provider of inventory tracking and retail management systems. As a result of the merger, Forseon became a wholly-owned subsidiary of Towne. Under the terms of the Agreement, the Forseon stockholders are entitled to 2.983648 shares of Towne common stock for each share of Forseon common stock surrendered, for an aggregate number of shares of Towne common stock of 2,075,345 shares.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Historical financial statements of Forseon (and the notes thereto) have previously been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference to Towne's Registration Statement on Form S-4 (Registration No. 333-76493), which was declared effective by the Commission on June 10, 1999 (the "Registration Statement").

(B)      PRO FORMA FINANCIAL INFORMATION.

         Pro forma financial information with respect to the merger has previously been filed with the Commission and is incorporated herein by reference to the combined unaudited pro forma condensed financial statements of Forseon and Towne, and the notes and supplemental information with respect thereto, included under the caption "Combined Unaudited Pro Forma Condensed Financial Statements" in the proxy statement/prospectus forming part of the Registration Statement.

(C)      EXHIBITS.

         2.1 Agreement and Plan of Merger dated as of March 25, 1999 by and among Forseon Corporation, Towne Services, Inc., TSI Acquisition One, Inc. and certain of the stockholders of Forseon Corporation (incorporated by reference to Appendix A of the proxy statement/prospectus forming a part of the Registration Statement).*

         23.1     Consent of Arthur Andersen LLP (incorporated by reference to
                  Exhibit 23.1 to the Registration Statement).*

         23.2     Consent of KPMG LLP (incorporated by reference to Exhibit
                  23.2 to the Registration Statement).*

         99.1     Press Release dated July 1, 1999.

         *Pursuant to Item 601(b)(2) of Regulation S-K, Towne agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TOWNE SERVICES, INC.


                                            By:  /s/ Bruce F. Lowthers, Jr.
                                                 --------------------------
                                                 Bruce F. Lowthers, Jr.
                                                 Senior Vice President and
                                                 Chief Financial Officer

Dated:  July 13, 1999


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                                 EXHIBIT INDEX

Exhibit

2.1 Agreement and Plan of Merger dated as of March 25, 1999 by and among Forseon Corporation, Towne Services, Inc., TSI Acquisition One, Inc., and certain of the stockholders of Forseon Corporation (incorporated by reference to Appendix A of the proxy statement/prospectus forming a part of Towne Services Registration Statement on Form S-4 (No. 333-76493) as declared effective by the Securities and Exchange Commission on June 10, 1999 (the "Registration Statement")).*

23.1     Consent of Arthur Andersen LLP (incorporated by reference to Exhibit
         23.1 to the Registration Statement).*

23.2 Consent of KPMG LLP (incorporated by reference to Exhibit 23.2 to the Registration Statement).*

99.1     Press Release dated July 1, 1999.


*Pursuant to Item 601(b)(2) of Regulation S-K, Towne agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.